UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 8.01. Other Events.

As previously disclosed in the Company’s SEC filings, 3M Belgium has been working through certain regulatory matters with relevant government agencies in connection with its operations at its Zwijndrecht facility, including safety measures relating to PFAS emissions. 3M Belgium’s Zwijndrecht facility manufactures both PFAS containing and non-PFAS containing products, and the PFAS products manufactured in Zwijndrecht are scheduled to be discontinued by the end of 2025, as part of the Company’s previously-announced exit from all PFAS manufacturing by the end of 2025. Following the announcement of 3M’s exit from all PFAS manufacturing, financial results regarding PFAS products manufactured at the Zwijndrecht facility and elsewhere have been reflected as an adjustment in arriving at 3M’s results, adjusted for special items.

As an update, 3M Belgium recently self-reported data related to its PFAS manufacturing processes at the Zwijndrecht facility to relevant Flemish regulatory authorities pursuant to the emissions safety measure. While 3M Belgium continues to engage with the authorities, it has, for now, idled all PFAS manufacturing processes at its Zwijndrecht facility. Other manufacturing processes for non-PFAS products continue in Zwijndrecht at this time. This development, and any further developments involving the facility, could have a significant adverse impact on 3M Belgium’s normal operations and the Company's businesses that receive products and other materials from the facility, some of which may not be available or in similar quantities from other 3M facilities, which could in turn impact these businesses’ ability to fulfill supply obligations to their customers. Due to uncertainties surrounding the duration and extent of the idling of the affected manufacturing processes at the Zwijndrecht facility, among other factors, the Company is unable to predict the ultimate scope and extent of any negative impact to the Company’s operations.

3M Belgium is evaluating whether there are options to restart the idled PFAS manufacturing processes and other options to further accelerate the discontinuance of all PFAS manufacturing at its Zwijndrecht facility.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: September 25, 2023